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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2002


                           PROSPERITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

            Texas                                  0-25051                    74-2331986
(State or other jurisdiction of            (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                            Identification No.)

            4295 San Felipe
             Houston, Texas                                          77027
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 693-9300



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          Item 5. Other Events.

          On October 21, 2002, Prosperity Bancshares, Inc. (the "Company") publicly disseminated a press release announcing its earnings for the three months and the nine months ended September 30, 2002. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated October 21, 2002 announcing such event.

          Item 7.  Financial Statements and Exhibits.

                   Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

                   99.1     -        Press Release dated October 21, 2002.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROSPERITY BANCSHARES, INC.


Dated: October 21, 2002                     By:  /s/ James D. Rollins, III
                                                 ---------------------------
                                            James D. Rollins III
                                            Senior Vice President


                                  EXHIBIT INDEX


Exhibit
Number                                        Description
------                                        -----------

 99.1                Press Release dated October 21, 2002.

                                       -2-